Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
StockSnips AI-Powered Sentiment US All Cap ETF (NEWZ)

February 26, 2026
Supplement to the Summary Prospectus and Prospectus,
each dated May 31, 2025, as previously supplemented

The following disclosure replaces the third paragraph of the “PRINCIPAL INVESTMENT STRATEGIES” section of the summary prospectus and prospectus:

The Sub-Adviser generally selects securities from industries that exhibit sufficient news volume and publicly available information to allow effective application of the Sub-Adviser’s Sentiment Signal and that collectively provide representation across growth, defensive, and cyclical segments of the broader market. The applicable industries may change over time, generally enabling coverage for a greater number of industries. The Sub-Adviser then excludes any securities that have (i) less than $2 billion in market capitalization, (ii) high volatility as compared to the broader market, (iii) profitability metrics that the Sub-Adviser has determined are not attractive opportunities (e.g., based on return on equity), and (iv) less than a defined volume of news coverage. The Sub-Adviser then utilizes its algorithms to select sentiment leaders amongst the remaining investment universe.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

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